UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 17, 2006

Harris Interactive Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27577	16-1538028
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

135 Corporate Woods, Rochester , New York		14623
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-272-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Harris Interactive Inc. (the "Company") announced a share repurchase program (the "Program") in the maximum amount of $25,000,000 in its Current Report on Form 8-K filed with the Securities Exchange Commission on May 4, 2006. Through November 17, 2006, the Company had repurchased 3,680,142 shares of its common stock through the Program, at an average price per share of $5.36. The Program has a remaining capacity of approximately $5,300,000. The Company expects to use the full capacity of the Program, through purchases in the open market or private transactions in accordance with applicable laws and regulations, prior to the Program’s expiration on May 3, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harris Interactive Inc.

November 20, 2006	By:	Ronald E. Salluzzo

Name: Ronald E. Salluzzo
Title: Chief Financial Officer and Corporate Secretary